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                                                                      EXHIBIT 21

                                  SUBSIDIARIES

     Johnson & Johnson, a New Jersey corporation, has the domestic and international subsidiaries shown below. Certain domestic subsidiaries and international subsidiaries are not named because they are not significant in the aggregate. Johnson & Johnson has no parent.

                                                              JURISDICTION OF
                     NAME OF SUBSIDIARY                        ORGANIZATION
                     ------------------                       ---------------
Domestic Subsidiaries:
  AngioGuard, Inc. .........................................  Delaware
  Atrionix, Inc. ...........................................  California
  Biosense, Inc. ...........................................  Delaware
  Biosense Webster, Inc. ...................................  California
  Centocor, Inc. ...........................................  Pennsylvania
  Codman & Shurtleff, Inc. .................................  New Jersey
  Cordis Corporation........................................  Florida
  Cordis International Corporation..........................  Delaware
  DePuy, Inc. ..............................................  Delaware
  DePuy ACE Medical Co. ....................................  California
  DePuy AcroMed, Inc. ......................................  Ohio
  DePuy AcroMed Sales Limited Partnership...................  Massachusetts
  DePuy Finance LLC.........................................  Delaware
  DePuy Orthopaedics, Inc. .................................  Indiana
  DePuy Orthopaedic Technology, Inc. .......................  Delaware
  Ethicon Endo-Surgery, Inc. ...............................  Ohio
  Ethicon Endo-Surgery Services, L.P. ......................  Texas
  Ethicon, Inc. ............................................  New Jersey
  Ethicon LLC...............................................  Delaware
  Independence Technology, L.L.C. ..........................  New Jersey
  Innovasive Devices, Inc. .................................  Massachusetts
  Janssen Finance Company...................................  Florida
  Janssen Inc. .............................................  Delaware
  Janssen Ortho LLC.........................................  Delaware
  Janssen Pharmaceutica Inc. ...............................  Pennsylvania
  Janssen Pharmaceutica Products, L.P. .....................  New Jersey
  Janssen Products, Inc. ...................................  Delaware
  Johnson & Johnson Consumer Companies, Inc. ...............  New Jersey
  Johnson & Johnson Development Corporation.................  New Jersey
  Johnson & Johnson Finance Corporation.....................  New Jersey
  Johnson & Johnson Health Care Systems Inc. ...............  New Jersey
  Johnson & Johnson International...........................  New Jersey
  Johnson & Johnson Japan Inc. .............................  New Jersey
  Johnson & Johnson - Merck Consumer Pharmaceuticals Co. ...  New Jersey
  Johnson & Johnson (Middle East) Inc. .....................  New Jersey
  Johnson & Johnson Professional Co. (P.R.) Inc. ...........  Delaware
  Johnson & Johnson Services, Inc. .........................  New Jersey
  Johnson & Johnson Vision Care, Inc. ......................  Florida
  Joint Medical Products Corporation........................  Delaware


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
                                                              JURISDICTION OF
                     NAME OF SUBSIDIARY                        ORGANIZATION
                     ------------------                       ---------------
  JJHC, Inc. ...............................................  Delaware
  LifeScan, Inc. ...........................................  California
  LifeScan LLC..............................................  Delaware
  McNeil Consumer Brands, Inc...............................  New Jersey
  McNEIL-PPC, Inc. .........................................  New Jersey
  NDC Investment Corporation................................  Delaware
  Neutrogena Corporation....................................  Delaware
  Nitinol Development Corporation...........................  California
  Noramco, Inc. ............................................  Georgia
  OMJ Pharmaceuticals, Inc. ................................  Delaware
  Ortho Biologics LLC.......................................  Delaware
  Ortho Biotech Holding Corp. ..............................  Delaware
  Ortho Biotech Inc. .......................................  New Jersey
  Ortho-Clinical Diagnostics, Inc. .........................  New York
  Ortho-McNeil Finance Co. .................................  Florida
  Ortho-McNeil Pharmaceutical, Inc. ........................  Delaware
  Reserve Corporation.......................................  Florida
  Therakos, Inc. ...........................................  Florida
International Subsidiaries:
  Abello Farmacia SL........................................  Italy
  Apsis.....................................................  France
  Centra Medicamenta OTC SRL................................  Italy
  Cilag AG..................................................  Switzerland
  Cilag AG International....................................  Switzerland
  Cilag De Mexico, S.A. de C.V. ............................  Mexico
  Cilag Farmaceutica Ltda. .................................  Brazil
  Cilag Holding AG..........................................  Switzerland
  Cordis Europa N.V. .......................................  Netherlands
  Cordis Medizinische Apparate GmbH ........................  Germany
  Cordis S.A. ..............................................  France
  Cordis S.a.r.l............................................  Switzerland
  DePuy Bioland S.A.........................................  France
  DePuy France S.A..........................................  France
  DePuy International Ltd...................................  United Kingdom
  DePuy Intl. (Holdings) Ltd................................  United Kingdom
  DePuy (Ireland) Limited...................................  Ireland
  DePuy Japan Inc...........................................  Japan
  DePuy Orthopedic GmbH.....................................  Germany
  DePuy Orthopedie S.A......................................  France
  Ethicon Beteiligungs Gesellschaft mbH.....................  Germany
  Ethicon Endo-Surgery (Europe) GmbH .......................  Germany
  Ethicon GmbH..............................................  Germany
  Ethicon Ireland Limited...................................  Ireland
  Ethicon Limited...........................................  Scotland
  Ethicon SAS...............................................  France
  Ethicon S.p.A. ...........................................  Italy
  Ethnor (Proprietary) Limited..............................  South Africa


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
                                                              JURISDICTION OF
                     NAME OF SUBSIDIARY                        ORGANIZATION
                     ------------------                       ---------------
  Greiter AG................................................  Switzerland
  Greiter (International) AG................................  Switzerland
  Impulse Dynamics (Ireland) Limited........................  Ireland
  Janssen Animal Health BVBA................................  Belgium
  Janssen-Cilag A/S.........................................  Norway
  Janssen-Cilag AB..........................................  Sweden
  Janssen-Cilag AG..........................................  Switzerland
  Janssen-Cilag A/S.........................................  Denmark
  Janssen-Cilag B.V. .......................................  Netherlands
  Janssen-Cilag Egypt Ltd. .................................  Egypt
  Janssen-Cilag, C.A. ......................................  Venezuela
  Janssen-Cilag Farmaceutica Ltda. .........................  Brazil
  Janssen-Cilag Farmaceutica, Ltda. ........................  Portugal
  Janssen-Cilag Ltd. .......................................  United Kingdom
  Janssen-Cilag N.V. .......................................  Belgium
  Janssen-Cilag OY..........................................  Finland
  Janssen-Cilag Pharmaceutical S.A.C.I. ....................  Greece
  Janssen-Cilag Pharma GmbH.................................  Austria
  Janssen-Cilag Pty. Limited................................  Australia
  Janssen-Cilag S.A. .......................................  Spain
  Janssen-Cilag S.A. .......................................  France
  Janssen-Cilag S.p.A. .....................................  Italy
  Janssen Farmaceutica, S.A. de C.V. .......................  Mexico
  Janssen-Cilag GmbH........................................  Germany
  Janssen-Cilag International N.V. .........................  Belgium
  Janssen International C.V. ...............................  Belgium
  Janssen Korea, Ltd. ......................................  Korea
  Janssen-Kyowa Co., Ltd. ..................................  Japan
  Janssen Ortho Inc. .......................................  Canada
  Janssen Pharmaceutica Limited.............................  Thailand
  Janssen Pharmaceutica N.V. ...............................  Belgium
  Janssen Pharmaceutica (Pty) Limited.......................  South Africa
  Janssen Pharmaceutical Limited............................  Ireland
  J-C Healthcare Ltd. ......................................  Israel
  JHC Nederland B.V. .......................................  Netherlands
  J&J/MSD Consumer Pharmaceuticals S.A.S. ..................  France
  Johnson & Johnson AB......................................  Sweden
  Johnson & Johnson AG......................................  Switzerland
  Johnson & Johnson A/S.....................................  Denmark
  Johnson & Johnson S.A. de C.V. ...........................  Mexico
  Johnson & Johnson de Argentina, S.A.C.e I. ...............  Argentina
  Johnson & Johnson (China) Investment Co., Ltd. ...........  China
  Johnson & Johnson (China) Ltd. ...........................  China
  Johnson & Johnson Consumer France S.A.S. .................  France
  Johnson & Johnson Consumer N.V./S.A. .....................  Belgium
  Johnson & Johnson de Colombia S.A. .......................  Colombia
  Johnson & Johnson del Ecuador S.A. .......................  Ecuador


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
                                                              JURISDICTION OF
                     NAME OF SUBSIDIARY                        ORGANIZATION
                     ------------------                       ---------------
  Johnson & Johnson (Egypt) S.A.E. .........................  Egypt
  Johnson & Johnson Finance Limited.........................  United Kingdom
  Johnson & Johnson Financial Services GmbH.................  Germany
  Johnson & Johnson GmbH....................................  Germany
  Johnson & Johnson Gesellschaft m.b.H......................  Austria
  Johnson & Johnson Hellas S.A. ............................  Greece
  Johnson & Johnson Holding AB..............................  Sweden
  Johnson & Johnson Holding GmbH............................  Germany
  Johnson & Johnson (Hong Kong) Limited.....................  Hong Kong
  Johnson & Johnson Inc. ...................................  Canada
  Johnson & Johnson Industria e Comercio Ltda...............  Brazil
  Johnson & Johnson International Financial Services          Ireland
     Company................................................
  Johnson & Johnson International S.A. .....................  France
  Johnson & Johnson Investments Limited.....................  United Kingdom
  Johnson & Johnson (Ireland) Limited.......................  Ireland
  Johnson & Johnson (Kenya) Limited.........................  Kenya
  Johnson & Johnson Kft. ...................................  Hungary
  Johnson & Johnson K.K. ...................................  Japan
  Johnson & Johnson Korea, Ltd. ............................  Korea
  Johnson & Johnson Lda.....................................  Portugal
  Johnson & Johnson Ltd.....................................  United Kingdom
  Johnson & Johnson Limited ................................  India
  Johnson & Johnson MSD Consumer Pharmaceuticals, S.A.S.....  France
  Johnson & Johnson Management Ltd..........................  United Kingdom
  Johnson & Johnson Medical B.V. ...........................  Netherlands
  Johnson & Johnson Medical (China) Ltd. ...................  China
  Johnson & Johnson Medical G.m.b.H. .......................  Austria
  Johnson & Johnson Medical K.K. ...........................  Japan
  Johnson & Johnson Medical Korea Limited...................  Korea
  Johnson & Johnson Medical Limited.........................  United Kingdom
  Johnson & Johnson Medical Mexico, S.A. de C.V.............  Mexico
  Johnson & Johnson Medical NV/SA...........................  Belgium
  Johnson & Johnson Medical Pty. Ltd. ......................  Australia
  Johnson & Johnson Medical S.A. ...........................  Argentina
  Johnson & Johnson Morocco S.A. ...........................  Morocco
  Johnson & Johnson (New Zealand) Limited...................  New Zealand
  Johnson & Johnson Pacific Pty. Ltd. ......................  Australia
  Johnson & Johnson Pakistan (Private) Limited..............  Pakistan
  Johnson & Johnson (Philippines), Inc. ....................  Philippines
  Johnson & Johnson Poland Sp. z o.o. ......................  Poland
  Johnson & Johnson (Private) Limited.......................  Zimbabwe
  Johnson & Johnson Products Inc. ..........................  Canada
  Johnson & Johnson Produtos Profissionais Ltda.............  Brazil
  Johnson & Johnson Professional Products (Proprietary)       South Africa
     Ltd. ..................................................
  Johnson & Johnson (Proprietary) Limited...................  South Africa
  Johnson & Johnson Pte. Ltd. ..............................  Singapore
  Johnson & Johnson Pty. Limited............................  Australia


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
                                                              JURISDICTION OF
                     NAME OF SUBSIDIARY                        ORGANIZATION
                     ------------------                       ---------------
  Johnson & Johnson Research Pty. Limited...................  Australia
  Johnson & Johnson, S.A. de C.V. ..........................  Mexico
  Johnson & Johnson S.A. ...................................  Spain
  Johnson & Johnson SDN. BHD. ..............................  Malaysia
  Johnson & Johnson S.p.A. .................................  Italy
  Johnson & Johnson, Spol.s.r.o. ...........................  Czech Republic
  Johnson & Johnson Taiwan Ltd. ............................  Taiwan
  Johnson & Johnson (Thailand) Ltd..........................  Thailand
  Johnson & Johnson Vision Products AB......................  Sweden
  Johnson & Johnson Vision Products (Ireland) Ltd...........  Ireland
  Johnson & Johnson (Zambia) Limited........................  Zambia
  Laboratoires Martin Johnson & Johnson -- MSD S.A.S........  France
  Laboratoires Polive S.N.C. ...............................  France
  Lifescan Canada Ltd. .....................................  Canada
  McNeil Consumer Nutritionals Europe.......................  Switzerland
  Medos S.A. ...............................................  Switzerland
  Neutrogena Limited........................................  England
  Neutrogena Provence S.A.R.L...............................  France
  OMJ Ireland Limited.......................................  Ireland
  OMJ Manufacturing Ltd.....................................  Ireland
  Ortho-Clinical Diagnostics European Support Center........  France
  Ortho-Clinical Diagnostics GmbH...........................  Germany
  Ortho-Clinical Diagnostics K.K. ..........................  Japan
  Ortho-Clinical Diagnostics................................  United Kingdom
  Ortho-Clinical Diagnostics S.A. ..........................  Spain
  Ortho-Clinical Diagnostics N.V. ..........................  Belgium
  Ortho-Clinical Diagnostics S.A. ..........................  France
  Ortho-Clinical Diagnostics S.p.A. ........................  Italy
  Pharma Argentina S.A. ....................................  Argentina
  P.T. Johnson & Johnson Indonesia..........................  Indonesia
  Shanghai Johnson & Johnson Pharmaceuticals, Ltd...........  China
  Shanghai Johnson & Johnson Ltd. ..........................  China
  Surgikos, S.A. de C.V. ...................................  Mexico
  Tasmanian Alkaloids Pty. Ltd. ............................  Australia
  The R.W. Johnson Pharmaceutical Research Institute........  Switzerland
  Vania Expansion, S.N.C....................................  France
  Woelm Pharma GmbH & Co....................................  Germany
  Xian-Janssen Pharmaceutical Limited.......................  China